Other Income	12 Months Ended
Dec. 31, 2023
Other Income (Loss) [Abstract]
Other Income	Other Income

	December 31,
	2023	2022	2021
	£’000	£’000	£’000
Grant income	1,249	1,819	2,096
R&D expenditure credits	5,387	3,923	1,653
	6,636	5,742	3,749
As at January 1, 2023 the Group operated four grants consisting of a European governmental grant, a grant from the Gates Foundation, a grant from the Austrian Research Promotion Agency (“FFG”) and a grant from the Austrian Wirtshaftsservice, with the European governmental grant subsequently ending in April 2023. The grant with the Gates Foundation provides reimbursement for certain personnel, consumables and overhead costs incurred in the performance of research and development activities, while the FFG grant relates to the early stage testing of a drug’s action in solid tumour patient samples with high content microscopy and deep-learning. The Austrian Wirtshaftsservice grant provides funding in respect of capital investments made in the period from August 2020 to the end of February 2022.
On November 15, 2023 the Group entered into a grant from Open Philanthropy Project LLC, in relation to which the Group received £1,895,000 ($2,300,000) in order to fund further exploration of the requirements for the activation of key aspects of the interferon response of known antiviral effects against influenza and COVID-19. The grant provides reimbursement for certain personnel, consumables and overhead costs incurred in the performance of the related research and development activities.
As at December 31, 2023 all amounts relating to the above grants had been received (2022: £561,000 outstanding).